                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                   ------------------------------------------

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                   ------------------------------------------

                       DATE OF REPORT:  SEPTEMBER 20, 1996


                   ------------------------------------------

                       DANNINGER MEDICAL TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   -------------------------------------------


    Delaware                        000-16893                    31-0992628
----------------              --------------------        ----------------------

(STATE OR OTHER               (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                   ------------------------------------------


                         5160-B Blazer Memorial Parkway
                             Dublin, Ohio 43017-1339
                                 (614) 718-0500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                   ------------------------------------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                   ------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 6, 1996, Danninger Medical Technology, Inc., a Delaware corporation ("Danninger"), Stephen R. Draper of Port Huron, Michigan ("Draper"), and Surgical and Orthopedic Specialties, Ltd., a Michigan corporation ("Surgical"), entered into a Stock Purchase Agreement, dated as of September 6, 1996, whereby Danninger purchased from Draper 100% of the stock of Surgical. Under the terms of the Stock Purchase Agreement, Danninger agreed to acquire the stock of Surgical in exchange for the aggregate purchase price of $2,900,000, payable as follows: $1,000,000 in cash, a stock certificate registered in the name of Draper for 83,334 shares of Danninger common stock, and Danninger's promissory note in the principal amount of $1,400,000. The transaction was accomplished through arms-length negotiations between Danninger's management and Draper. There was no material relationship between Draper and Danninger or any of Danninger's affiliates, any of Danninger's directors or officers, or any associate of any such Danninger director or officer, prior to this transaction. The funding of the cash amount was a loan made in the ordinary course of business by Bank One, N.A.

     Surgical is engaged in the rental and sale of orthopedic equipment, primarily to medical businesses.

     The Stock Purchase Agreement and Danninger's press release issued September 9, 1996 regarding the consummation of the Stock Purchase Agreement are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                                   October 30, 1996


                             INDEPENDENT AUDITOR'S REPORT



Board of Directors
Surgical & Orthopedic Specialties, Ltd.
3050 Commerce Drive
Fort Gratiot, MI  48059



    We have audited the balance sheets of Surgical & Orthopedic Specialties, Ltd. as of December 31, 1995 and 1994, and the related statements of income and expenses and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements refered to in the first paragraph present fairly, in all material respects, the financial position of Surgical & Orthopedic Specialties, Ltd. as of December 31, 1995 and 1994, and the statements of income and expenses and cash flows referred to in the first paragraph present fairly, in all material respects, the results of operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                                       FOLLMER, RUDZEWICZ & CO., P.C.
                                       Sterling Heights, Michigan

                       SURGICAL & ORTHOPEDIC SPECIALTIES, LTD.
                               (A MICHIGAN CORPORATION)

                              COMPARATIVE BALANCE SHEET

                                        ASSETS



                                                                                               DECEMBER 31
                                                                                               -----------
                                                                                        1995               1994
                                                                                      RESTATED           RESTATED
                                                                                      --------           --------
CURRENT ASSETS:
Cash on hand and in banks                                                            $     ---          $    1,188
Marketable securities - Note B                                                          31,522              20,131
Note receivable - officer, 7%, secured by personal
    residence, due on demand                                                            57,044              43,456

Accounts receivable:
    Trade, net of allowance for doubtful accounts of
        $79,100 and $50,000 in 1995 and 1994,
        respectively                                                                   706,935             434,390

    Related entity - Note C                                                              4,603               6,099

    Employee advances                                                                       50              13,943

Prepaid expenses:
    Insurance                                                                           15,505              12,197
    Rent                                                                                 8,838                 ---
    Michigan Single Business Tax                                                           100                 ---
                                                                                   -----------         -----------
         Total current assets                                                         $824,597            $531,404
                                                                                   -----------         -----------

PROPERTY AND EQUIPMENT, at cost:

    Rental equipment                                                                $1,237,249          $1,151,940
    Transportation equipment                                                           138,976             118,269
    Furniture and fixtures                                                             175,777             185,117
                                                                                   -----------         -----------
                                                                                    $1,552,002          $1,455,326
    Less:  Accumulated depreciation                                                  1,149,077           1,048,777
                                                                                   -----------         -----------
                                                                                    $  402,925          $  406,549
                                                                                   -----------         -----------

OTHER ASSETS:

    Deposits                                                                        $    3,538          $    5,910
    Cash surrender value of life insurance                                              20,815              16,023
                                                                                   -----------         -----------
                                                                                    $   24,353          $   21,933
                                                                                   -----------         -----------

                                                                                    $1,251,875          $  959,886
                                                                                   -----------         -----------
                                                                                   -----------         -----------


                                     LIABILITIES


                                                                                    DECEMBER 31,
                                                                                    ------------
                                                                              1995               1994
                                                                            RESTATED           RESTATED
                                                                            --------           --------

CURRENT LIABILITIES:

    Notes payable:
      Bank - Note D                                                        $ 115,000           $ 195,000
      Related entity - Note C                                                 85,000              60,000
    Accounts payable:
      Trade                                                                  246,301             107,228
      401(k) withheld                                                           ----               9,200
    Accrued expenses:
      Payroll                                                                 43,800              37,574
      Commissions                                                             12,200              19,586
      Interest                                                                 1,756               1,635
      Michigan Single Business Tax                                              ----               1,940
    Contractual obligations, portion due within one
      year                                                                   159,167             107,325
                                                                          ----------            --------

      Total current liabilities                                            $ 663,224           $ 539,488
                                                                          ----------            --------

CONTRACTUAL OBLIGATIONS:
    Equipment contracts payable - Note E                                   $ 226,667           $ 107,325
    Less:  Portion due within one year, classified as a
      current liability above                                                159,167             107,325
                                                                          ----------            --------
                                                                           $  67,500            $   ----
                                                                          ----------            --------

                                             STOCKHOLDER'S EQUITY

CAPITAL STOCK - Common, par value $1 per share:
    authorized 2,000 shares, issued and outstanding
    1,310 shares                                                            $  1,310            $  1,310

PAID IN CAPITAL IN EXCESS OF PAR VALUE                                       133,755             133,755
                                                                          ----------            --------
                                                                            $135,065            $135,065
                                                                          ----------            --------

RETAINED EARNINGS - Note F:
    Balance, January 1                                                      $286,544            $190,610
    Add:  Net income for the year ended December 31 -
       statement attached                                                     96,072              95,934
                                                                          ----------            --------
    Balance, December 31                                                    $382,616            $286,544
                                                                          ----------            --------

UNREALIZED GAIN (LOSS) ON SECURITIES:
    Balance, January 1                                                      $ (1,211)           $   ----
    Add:  Change in unrealized gain on securities                              4,681              (1,211)
                                                                          ----------            --------
    Balance, December 31                                                    $  3,470            $ (1,211)
                                                                          ----------            --------
                                                                            $521,151            $420,398
                                                                          ----------            --------

                                                                          $1,251,875            $959,886
                                                                          ----------            --------
                                                                          ----------            --------

           The attached NOTES TO FINANCIAL STATEMENTS form an integral part of these statements.

                       SURGICAL & ORTHOPEDIC SPECIALTIES, LTD.

                     COMPARATIVE STATEMENT OF INCOME AND EXPENSES


                                                                     For the years ended December 31,
                                                            1995 - Restated                   1994 - Restated
                                                    ----------------------------          -------------------------
                                                                        Percent                            Percent
                                                    Amount             of Income          Amount          of Income
                                                    ------             ---------          ------          ---------
INCOME:
    Rental                                         $2,021,366            80.2%               $1,663,806      79.9%
    Sales, net of allowance                           499,520            19.8                   416,490      20.0
    Other                                                ----             ---                     2,177        .1
                                                  ------------       ----------              -----------     -----

         Total income                              $2,520,886           100.0%               $2,082,473     100.0%

COST OF SALES:
    Rental expense                                 $  466,985            18.5%              $   430,071      20.7%
    Sales expense                                      54,248             2.2                    31,981       1.5
                                                  ------------       ----------              -----------     -----

         Total cost of sales                       $  521,233            20.7%               $  462,052      22.2%
                                                  ------------       ----------              -----------     -----

         Gross profit                              $1,999,653            79.3%               $1,620,421      77.8%
                                                  ------------       ----------              -----------     -----

OPERATING EXPENSES - schedule
    attached                                       $1,123,878            44.6%               $  919,902      44.2%

GENERAL AND ADMINISTRATIVE
    EXPENSES - schedule attached                      766,573            30.4                   616,719      29.6
                                                  ------------       ----------              -----------     -----

         Total expenses                            $1,890,451            75.0%               $1,536,621      73.8%
                                                  ------------       ----------              -----------     -----

         Operating income                          $  109,202             4.3%               $   83,800       4.0%
                                                  ------------       ----------              -----------     -----

OTHER INCOME (EXPENSE):
    Interest and dividend income                   $    5,399              .2%              $     3,881        .2%
    Administrative income                              30,000             1.2                    30,000       1.5
    Interest expense                                  (41,567)           (1.6)                  (22,500)     (1.1)
    Gain (loss) on sale of asset                       (6,962)            (.3)                      753       ---
                                                  ------------       ----------              -----------     -----

         Total other income (expense)              $  (13,130)            (.5%)              $   12,134        .6%
                                                  ------------       ----------              -----------     -----

         Net income                                $   96,072             3.8%               $   95,934       4.6%
                                                  ------------       ----------              -----------     -----
                                                  ------------       ----------              -----------     -----




                    The attached NOTES TO THE FINANCIAL STATEMENTS
                      form an integral part of these statements

                       SURGICAL & ORTHOPEDIC SPECIALTIES, LTD.

                         COMPARATIVE STATEMENT OF CASH FLOWS



                                                                                     FOR THE
                                                                             YEARS ENDED DECEMBER 31,
                                                                             ------------------------
                                                                             1995                1994
                                                                             ----                ----
CASH FLOWS FROM OPERATING ACTIVITIES:


    Cash received from customers                                          $2,234,629          $1,968,557
    Expenditures to suppliers and employees                               (2,103,120)         (1,766,414)
    Other operating cash receipts                                             30,000              30,000
    Interest received                                                          5,399               3,881
    Interest paid                                                            (41,446)            (22,045)
                                                                          ----------           ---------

         Net cash provided by operating activities                        $  125,462          $  213,979
                                                                          ----------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES:

    Expenditures for property and equipment                                $(168,652)          $(120,333)
    Proceeds from sale of assets                                               2,750               2,422
    Net activity under officer note receivable                               (13,588)             (9,656)
    Expenditures for cash surrender value of life insurance                   (4,792)             (4,157)
    Expenditures for marketable securities                                    (6,710)             (5,932)
                                                                          ----------           ---------

         Net cash used in investing activities                             $(190,992)          $(137,656)
                                                                          ----------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES:

    Net activity under short-term financing from bank
        overdraft                                                          $    ----           $ (71,615)
    Net activity under line-of-credit                                        (80,000)             75,000
    Proceeds from related entity note payable                                 25,000              60,000
    Proceeds from issuance of contractual obligations                        330,000              50,000
    Payments of contractual obligations                                     (210,658)           (188,520)
                                                                          ----------           ---------

         Net cash provided by (used in) financing
             activities                                                    $  64,342           $ (75,135)
                                                                          ----------           ---------

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS                         $  (1,188)          $   1,188

CASH AND CASH EQUIVALENTS, at beginning of year                                1,188               -----
                                                                          ----------           ---------

CASH AND CASH EQUIVALENTS,  at end of year                                 $    ----           $   1,188
                                                                          ----------           ---------




                                                                             1995               1994
                                                                           RESTATED           RESTATED
                                                                           --------           --------

RECONCILIATION OF NET INCOME TO NET CASH FLOWS FROM
    OPERATING ACTIVITIES:


    Net income                                                             $  96,072           $  95,934
    Adjustments to reconcile net income to net cash flows from operating activities:
           Depreciation                                                      162,564             178,448
           (Gain) loss on sale of assets                                       6,962                (753)
           Allowance of doubtful accounts                                     29,100              15,000
           Changes in:
              Accounts receivable                                           (286,257)           (128,916)
              Prepaid expenses                                               (12,246)               (152)
              Deposits                                                         2,372              (2,610)
              Accounts payable and accrued expenses                          126,895              57,028
                                                                           ---------           ---------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                  $ 125,462           $ 213,979
                                                                           ---------           ---------
                                                                           ---------           ---------




                    The attached NOTES TO THE FINANCIAL STATEMENTS
                      form an integral part of these statements

                       SURGICAL & ORTHOPEDIC SPECIALTIES, LTD.

                            NOTES TO FINANCIAL STATEMENTS
                    FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994




NOTE A   SUMMARY OF ACCOUNTING POLICIES
         The following is a summary of certain accounting policies followed in the preparation of these financial statements. The policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

         COMPANY OPERATIONS
         The company is engaged in the rental and sale of orthopedic equipment, primarily to medical businesses.

         USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reporting period. Actual results could differ from those estimates.

         CASH EQUIVALENTS
         For purposes of the statement of cash flows, the company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

         ALLOWANCE FOR DOUBTFUL ACCOUNTS
         The allowance for doubtful accounts is based upon a percentage determined on the company's prior experience of collections.

         PROPERTY AND EQUIPMENT
         Management capitalizes expenditures for property and equipment. Expenditures for maintenance and repairs are charged to operating expenses. Property and equipment is carried at cost. Adjustments of the assets and the related accumulated depreciation accounts are made for property and equipment retirements and disposals, with the resulting gain or loss included in the statement of income and expenses.

         DEPRECIATION
         Depreciation of property and equipment is computed using the straight-line and accelerated methods over the estimated useful life of the assets at acquisition.

         INCOME TAXES
         The company has elected to be treated as a Subchapter S corporation under the Internal Revenue Code. Under these provisions, the company generally does not pay Federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual Federal income taxes on their respective shares of the company's taxable income. Accordingly, no provision for Federal corporate income taxes has been reflected in the financial statements.

NOTE B   MARKETABLE SECURITIES
         Effective January 1, 1994, the company adopted Statement of Financial Accounting Standards No. 115, "Accounting of Certain Investments in Debt and Equity Securities". The company's investment securities are classified as "available-for sale" and are recorded at current market value. Accordingly, unrealized gains and losses are excluded from earnings and reported in a separate component of stockholders' equity. Realized gains and losses are computed based on specific identification of the securities sold.

         The market value presented of $31,522 is greater than the aggregate cost at December 31, 1995. The increase the carrying amount of marketable securities to market, a valuation allowance in the amount of $3,470 has been included in stockholders' equity at December 31, 1995.

         The market value presented of $20,131 is less than the aggregate cost at December 31, 1994. To decrease the carrying amount of marketable securities to market, a valuation allowance in the amount of $(1,211) has been included in stockholders' equity at December 31, 1994.

NOTE C   TRANSACTIONS WITH RELATED ENTITIES
         The company engages in various transactions with a related entity.

         ACCOUNTS RECEIVABLE
         At December 31, 1995 and 1994, the company was owed $4,603 and $6,099, respectively, from a related entity through common ownership.

         NOTE PAYABLE
         At December 31, 1995 and 1994, the company had a note payable to a related entity through common ownership in the amount of $85,000 and $60,000, respectively. The note is due on demand, unsecured, with interest at prime plus .5% (prime was 8.5% at December 31, 1995).

         LEASES
         The company leases its Port Huron facility from a related entity through common ownership under an operating lease expiring in December, 2009, with rents provided for at $6,000 per month.

         The company leases various other buildings from non-related parties under operating leases expiring at various dates through 1998 at $2,763 per month. Total rent expense for the years ended December 31, 1995 and 1994 was $101,343 and $76,722, respectively.

         Minimum future rental payments under non-cancelable operating leases having initial or remaining terms in excess of one year as of December 31, 1995 for each of the next five years and in the aggregate are:

         For the years ending December 31      Amount
                   1996                            $   106,825
                   1997                                 92,613
                   1998                                 87,125
                   1999                                 72,000
                   2000                                 72,000
                   Subsequent to 2000                  648,000
                                                   -----------
                                                   $ 1,078,563

         ADMINISTRATIVE SERVICE FEE INCOME
         The company provides administrative services to Instramed, Inc., a related entity through common ownership. Fees from these services amounted to $30,000 for each of the years ended December 31, 1995 and 1994. The company also purchases disposable products from Instramed, Inc.

NOTE D   NOTE PAYABLE - BANK
         At December 31, 1995 and 1994, the company had drawn $115,000 and $195,000, respectively, under a revolving credit agreement with a bank. The company may borrow up to $250,000 with interest at prime plus .5% (prime was 8.5% at December 31, 1995). The note is secured by the company's general assets.



NOTE E   CONTRACTUAL OBLIGATIONS
         The company had the following contractual obligations as of December 31:
                                                                     1995           1994
         Equipment contracts payable to a bank, in
         monthly installments of $5,208, plus interest at
         prime plus .75% (prime was 8.5% at December 31,
         1994).  The notes were paid in full during the year
         ended December 31, 1995.  The general assets and
         the personal guarantee of the shareholder and a
         related entity were pledged as collateral.................  $              $   57,325

         Note payable to a bank, in the amount of $50,000,
         plus interest at prime plus .75% (prime was 8.5% at
         December 31, 1994).  The note was paid in full during
         the year ended December 31, 1995.  The general assets
         of the company were pledged as collateral...............    $              $   50,000

         Note payable to a bank, in monthly installments of $4,167, plus interest at prime plus .75% (prime was 8.5% at
         December 31, 1995), through February, 1997.  The general
         assets of the company have been pledged as collateral....   $ 54,167       $

         Note payable to a bank, in monthly installments of $8,125, plus interest at prime plus .75% (prime was 8.5% at
         December 31, 1995), through June, 1997.  The general
         assets of the company have been pledged as collateral....   $146,250       $

         Note payable to a bank, in monthly installments of $972,
         plus interest at prime plus .75% (prime was 8.5% at
         December 31, 1995), through March, 1998.  The general
         assets of the company have been pledged as collateral....   $ 26,250       $
                                                                      -------        -------

                                                                     $226,667       $107,325
         Less:  Portion due within one year.......................    159,167        107,325
                                                                      -------        -------

                                                                     $ 67,500       $ 00,000
                                                                      -------        -------
                                                                      -------        -------


         The following is a schedule of minimum long-term payments for each of the next three years and in the aggregate:

         For the years ending December 31      Amount
                   1996                          $  159,167

                   1997                              64,583
                   1998                               2,917
                                                 ----------
                                                 $  226,667
                                                 ----------
                                                 ----------
NOTE F   RETAINED EARNINGS
         At December 31, 1995 and 1994, retained earnings consists of the following:

                                                             1995        1994
                                                             ----        ----
              S-Corporation..........................      $300,549    $204,477
              C-Corporation..........................        82,067      82,067
                                                             ------      ------
                                                           $382,616    $286,544
                                                           --------    --------
                                                           --------    --------

NOTE G   RETIREMENT PLANS
         The company has a 401(k) Retirement Plan covering substantially all eligible employees. Participating employees may contribute a percentage of their annual compensation, but not more than $9,240. The plan provides for contributions in such amounts as the Board of Directors may determine annually. There were no corporate contributions for the years ended December 31, 1995 and 1994.

NOTE H   RESTATEMENT
         The accompanying financial statements for the year ended December 31, 1995 and 1994 have been restated to properly reflect marketable securities.

                                   October 30, 1996


              INDEPENDENT AUDITOR'S REPORT ON SUPPLEMENTARY INFORMATION



Board of Directors
Surgical & Orthopedic Specialties, Ltd.
3050 Commerce Drive
Fort Gratiot, Michigan  48059


Our report on our audits of the basic financial statements of Surgical & Orthopedic Specialties, Ltd. for the years ended December 31, 1995 and 1994 appears on page one. The audit was made for the purpose of forming an opinion of the basic financial statements taken as a whole. The supplementary information included on page eleven is presented for purposes of additional analysis and is not a required part of the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.





                           FOLLMER, RUDZEQICZ & CO., F.C.

                           Sterling Heights, Michigan

                       SURGICAL & ORTHOPEDIC SPECIALTIES, LTD.

                      COMPARATIVE SCHEDULE OF OPERATING EXPENSES

                                         For the years ended December 31
                                          1995                    1994
                                               Percent                 Percent
                                     Amount   of Income      Amount   of Income
                                     ------   ---------      ------   ---------

Commissions                       $  236,877     9.4%     $  310,058     14.9%
Salaries and wages                   266,503    10.6%         94,967      4.6%
Payroll Taxes                         39,792     1.6%         25,021      1.2%
Travel and entertainment              27,801     1.1%         26,743      1.3%
Repairs and maintenance               57,662     2.3%         56,430      2.7%
Disposables                          214,912     8.5%        153,525      7.4%
Postage and freight                   49,435     2.0%         26,507      1.3%
Automotive                            52,528     2.1%         30,855      1.5%
Advertising                           12,785      .5%         14,903       .7%
Insurance                              3,019      .1%          2,445       .1%
Depreciation                         162,564     6.4%        178,448      8.5%
                                    --------    -----       --------     -----

                                  $1,123,878   44.56%      $ 919,902     44.2%
                                    --------    -----       --------     -----
                                    --------    -----       --------     -----



             COMPARATIVE SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES


Salaries and wages:
    Officer                       $  176,500     7.0%     $  161,500      7.8%
    Office                           245,242     9.7%        187,637      9.0%
Taxes:
    Michigan Single Business          13,518      .5%          9,647       .5%
    Payroll                           33,338     1.3%         20,876      1.0%
    Other                                                      8,551       .4%

Insurance:
    General                           27,172     1.1%         22,001      1.1%
    Health                             1,692      .1%          1,861       .1%
    Employee Life                        208                               843

Professional Fees                     54,334     2.2%         39,878      1.9%
Rent                                 101,343     4.0%         76,722      3.7%
Equipment rental                       2,950      .1%
Office supplies and expense           28,416     1.1%         24,346      1.2%
Telephone                             59,110     2.3%         41,800      2.0%
Consulting fees                       10,639      .4%          1,771       .1%
Dues and subscriptions                 1,509      .1%          8,887       .1%
Utilities                              8,709      .3%          6,560       .3%
Miscellaneous                          1,618      .2%          3,269       .1%
Donations                                275                     570
                                    --------    -----       --------     -----

                                    $766,573    30.4%       $616.719     29.6%
                                    --------    -----       --------     -----
                                    --------    -----       --------     -----

(b)  PRO FORMA FINANCIAL INFORMATION.

     The following unaudited Pro Forma Consolidated Statements of Income give effect to the acquisition of Surgical as if the transaction, which occurred on September 6, 1996, had taken place on January 1, 1995. The following unaudited Pro Forma Consolidated Balance Sheet gives effect to the acquisition as if the transaction had occurred on January 1, 1995.

     The unaudited pro forma consolidated financial statements should be read in conjunction with the accompanying historical financial statements located in
Item 7(a)above. These statements do not purport to be indicative of the results of operations which actually would have occurred had the acquisition taken place on December 31, 1995 nor do they purport to indicate the results of future operations of Danninger.

               DANNINGER MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                              DANNINGER   SURGICAL AND
                              MEDICAL     ORTHOPEDIC
                              TECHNOLOGY  SPECIALTIES
                              HISTORICAL  HISTORICAL    PRO FORMA      PRO FORMA
                              12/31/95    12/31/95(a)   ADJUSTMENTS(a) 12/31/95

Net Revenue                   12,584        2,520                        15,104

Costs & Expenses
  Costs of goods               6,360          521                         6,881
  Selling, General & Admin.    5,215        1,890           126 (1)       7,231
  Research & Development       1,147        -----                         1,147

Operating Income (Loss)         (138)         109          (126)           (155)

Interest Expense                 293           41           190 (2)         524
Other Expense (Income)                        (29)                          (29)

Income (Loss) Before Taxes      (431)          97          (316)           (650)
  Income Taxes                   (72)                       (55)(3)        (127)

Net Income (Loss)               (359)          97          (261)           (523)

Net Income (Loss) Per Share    (0.08)                                     (0.11)

Weighted Average of Common 4,661,332                     83,334 (4)   4,744,666

               DANNINGER MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
             NOTES TO THE PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)
                                 (IN THOUSANDS)




(a) Certain reclassifications have been made to Surgical's historical statement of income to conform to Danninger's classification.

(1)  To amortize non-compete agreement ($20) and goodwill ($106).
(2)  To reflect interest on acquisition indebtedness.
(3) To reflect domestic income taxes not previously recorded by Surgical due to its incorporation as a Subchapter S corporation, as well as, income taxes resulting from changes in pro forma interest expense and amortization of non-compete agreements and goodwill at estimated federal and state income tax rates.
(4)  To reflect shares granted as part of the purchase price.

               DANNINGER MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1995
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                 DANNINGER    SURGICAL AND
                                 MEDICAL      ORTHOPEDIC
                                 TECHNOLOGY   SPECIALTIES
                                 HISTORICAL   HISTORICAL     PRO FORMA       PRO FORMA
                                 12/31/95     12/31/95(a)    ADJUSTMENTS(a)  12/31/95

 Cash Equivalents                                   31                            31
 Accounts & Notes Receivable        3,497          769                         4,266
 Inventory                          4,227         ----                         4,227
 Prepaid and Other Assets             583           25                           608
 Total Current Assets               8,307          825                         9,132

Property & Equipment                2,206        1,552                         3,758
 Less Accumulated Depreciation     (1,482)      (1,149)                       (2,631)
 Net Property & Equip.                724          403                         1,127

Other Assets
 Goodwill                                                       2,646 (3)      2,646
 Intangibles                          304                         100 (2)        404
 Other                                182           24                           206
    Total Other Assets                486           24          2,746          3,256

Total Assets                        9,517        1,252          2,746         13,515

Current Liabilities
 Revolving Line of Credit           3,000          115                         3,115
 Current Portion of Long Term Debt    406          244            700 (1)      1,350
 Accounts Payable                   1,146          246                         1,392
 Accrued Exp & Other Liabilities      569           58            267 (4)        894
    Total Current Liabilities       5,121          663            967          6,751

Term Debt (net of current maturities) 874           67          1,800 (1)      2,741

Shareholders' Equity
 Common Stock                          47            1             82 (5)        130
 Additional Paid-in-Capital         3,367          135            283 (5)      3,785
 Retained Earnings                    108          386           (386)(5)        108
    Total Shareholders' Equity      3,522          522            (18)         4,023

Total Liabilities and
 Shareholders' Equity               9,517        1,252          2,746         13,515


               DANNINGER MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1995
                                   (UNAUDITED)
                                 (IN THOUSANDS)



(1) To reflect additional borrowings to finance part of the purchase price ($1,000), and to reflect part of purchase price financed by the seller ($1,500).
(2)  To reflect the fair value of non-compete agreement.
(3) To reflect the excess of purchase price over the underlying value of net assets acquired (goodwill).
(4) To reflect accrued cost of completing acquisition ($75) and to reflect deferred taxes relating to differences between expected financial statements and tax basis of acquired assets ($192).
(5) To reflect part of purchase price financed with Danninger Common Stock ($500) offset by the elimination of Surgical's equity ($522).

               DANNINGER MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                 DANNINGER    SURGICAL AND
                                 MEDICAL      ORTHOPEDIC
                                 TECHNOLOGY   SPECIALTIES
                                 HISTORICAL   HISTORICAL     PRO FORMA        PRO FORMA
                                 06/30/96     06/30/96(a)    ADJUSTMENTS(a)   06/30/96

Net Revenue                         7,830        1,123                          8,953

Costs and Expenses
 Cost of goods                      3,578          197                          3,775
 Selling, General & Admin.          3,204          960           63 (1)         4,227
 Research & Development               456         ----                            456

Operating Income (Loss)               592          (34)         (63)              495

Interest Expense                      217           21           95 (2)           333
Other Expense (Income)                              --                           ----

Income (Loss) Before Taxes            375          (55)        (158)              162
 Income Taxes                          92                       (53)(3)            39

Net Income (Loss)                     283          (55)        (105)              123

Net Income (Loss) Per Share          0.06                                        0.02

Weighted Average of Common
 Shares Outstanding             4,981,136                    83,334 (4)     5,064,469


               DANNINGER MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
             NOTES TO THE PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                   (UNAUDITED)
                                 (IN THOUSANDS)



(a) Certain reclassifications have been made to Surgical's historical statement of income to conform to Danninger's classification.

(1)  To amortize non-compete agreement ($10) and goodwill ($53).
(2)  To reflect interest on acquisition indebtedness.
(3) To reflect domestic income taxes not previously recorded by Surgical due to its incorporation as a Subchapter S corporation, as well as, income taxes resulting from changes in pro forma interest expense and amortization of non-compete agreements and goodwill at estimated federal and state income tax rates.
(4)  To reflect shares granted as part of the purchase price.

(c)  EXHIBITS.

 EXHIBIT NO.                       DESCRIPTION

     2 Stock Purchase Agreement, dated as of September 6, 1996, among Danninger Medical Technology, Inc., Stephen R. Draper, and Surgical and Orthopedic Specialties, Ltd.

     20 Press release of Danninger Medical Technology, Inc. issued September 9, 1996, regarding the Stock Purchase Agreement.

     23        Consent of Follmer, Rudzewicz & Co., P.C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DANNINGER MEDICAL
                                        TECHNOLOGY, INC.




Date:  November 22, 1996                By:   /s/ Paul A. Miller
                                           -------------------------------------
                                              Paul A. Miller, Vice President and
                                              Chief Financial Officer

                                    EXHIBIT INDEX


 EXHIBIT NO.                         DESCRIPTION                                   PAGE
     2         Stock Purchase Agreement, dated as of September 6, 1996,
               among Danninger Medical Technology, Inc., Stephen
               R. Draper, and Surgical and Orthopedic Specialties, Ltd.
               (Reference is made to Exhibit 2 to the Current Report on
               Form 8-K filed with the Securities and Exchange Commission on September 20, 1996, and incorporated herein by
               reference.)

     20        Press release of Danninger Medical Technology,
               Inc. issued September 9, 1996, regarding the Stock
               Purchase Agreement.  (Reference is made to Exhibit
               20 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 1996, and incorporated herein by reference.)

     23        Consent of Follmer, Rudzewicz & Co., P.C.
